                                                                   EXHIBIT 10.77

                        AGREEMENT AND COMPLETE RELEASE

     WHEREAS John Osborne (hereinafter "Osborne") and drkoop.com, Incorporated (hereinafter "drkoop.com") wish to end the employment relationship between them and to fully and finally resolve all differences between them, the following constitutes their AGREEMENT:

     In exchange for the mutual covenants herein expressed, the parties agree as follows:

1. Osborne shall resign from his employment effective on July 7, 2000 (the "Termination Effective Date"). The Employment Agreement of May 24, 1999, between Osborne and drkoop.com shall terminate as of July 5, 2000. (A copy of the Employment Agreement is attached hereto as Exhibit A.) Osborne's resignation shall be deemed a termination without cause for purposes of all stock option exercise periods. Notwithstanding the termination of the Employment Agreement, Osborne shall remain bound by his promises regarding nondisclosure and return of confidential information, assignment of intellectual property, non-competition, and non-solicitation as set forth in
    Article V of the Employment Agreement.

2. In consideration for this Agreement, and following the expiration of the revocation period described below without Osborne having exercised his revocation right, drkoop.com will: (a) pursuant to the drkoop.com, Inc. Severance Plan For Select Employees and as a vested, accrued and irrevocable benefit thereunder provided that Osborne does not breach this Agreement, pay Osborne the gross sum of $140,000.00, less all applicable withholdings, in twelve monthly installments beginning on the first regularly scheduled pay day following the expiration of the revocation period described below; (b) allow Osborne to keep his laptop computer and cell phone; and (c) have amended all Osborne's outstanding stock option agreements such that the shares subject to the options are fully vested and the options are immediately exercisable following the expiration of the revocation period described below (such amendments are attached as Exhibits B, C, D, and E hereto).

3. In consideration for this Agreement, Osborne will: (a) provide his services as an independent contractor-consultant as provided in Exhibit F; and (b) abide by his promises herein.

4. Osborne understands, agrees, and expressly represents that the consideration recited in the foregoing Paragraph 2 is separate from and additional to any payments or benefits to which he was already entitled by virtue of his services to drkoop.com and to which he has no legal right. Osborne understands, agrees, and expressly represents that, apart from the consulting arrangement described above in Paragraph 3 and Exhibit F, he will be entitled to no further compensation or payments of any type from drkoop.com.

5. Apart from the consulting arrangement described above in Paragraph 3, Osborne WAIVES AND DISCLAIMS any claim or right he may have to be engaged or employed by drkoop.com or any of its affiliate companies at any time in the future and promises not to seek or demand future engagement or employment with drkoop.com or any of its affiliate companies, it being agreed, however, that this provision shall not preclude drkoop.com from requesting on its initiative and in its sole discretion that Osborne be employed by it, or subsequently employing Osborne, in the future.

6. Osborne represents and affirms that within two (2) business days of the Termination Effective Date he will return any and all drkoop.com property he may have had, including but not limited to confidential information as defined in the Employment Agreement but excluding the cell phone and laptop computer conveyed to Osborne as provided in Paragraph 2.

7. Osborne agrees to keep both the existence and the terms of this Agreement confidential, and not to disclose any information regarding this Agreement to anyone other than his attorney, tax advisor and spouse (if any) who shall be informed of and bound by this confidentiality provision.

8. Osborne does, for himself and his heirs, agents, executors, administrators, and assigns hereby RELEASE and FOREVER DISCHARGE drkoop.com and its directors, officers, employees, agents, attorneys, successors, predecessors, assigns, and affiliated companies (collectively "Releasees") from any and all claims, actions, and causes of action of whatever kind or nature, which he may now have or ever may have had against the Releasees or any of them, whether known or unknown to him, such as may have arisen in whole or in part at any time prior to or on the date of execution of this Agreement. This includes, but is not limited to, any claims arising out of any contract, express or implied, any covenant of good faith and fair dealing, express or implied, any tort (whether intentional or negligent, including claims arising out of the NEGLIGENCE OR GROSS NEGLIGENCE of any person released in this Agreement), and any federal, state, or other governmental statute, regulation, or ordinance relating to employment discrimination, termination of employment, or payment of wages or provision of benefits, including without limitation Title VII of the Civil Rights Act of 1964 as amended, the Civil Rights Act of 1991, the Age Discrimination in Employment Act as amended, the Americans with Disabilities Act, the Employee Retirement Income Security Act, the Family and Medical Leave Act, the Fair Labor Standards Act, the Texas Commission on Human Rights Act, the Texas Payday Law, and the Texas Workers' Compensation Act. Osborne and drkoop.com agree that by this Agreement, Osborne is not releasing any claims he may have under the Age Discrimination in Employment Act that may arise after this Agreement becomes effective (i.e., after the revocation period described in Paragraph 9 elapses without Osborne having exercised his revocation right).

9. Osborne has a maximum of twenty-one (21) days from July 7, 2000, in which to review and consider this Agreement before signing it, and may use as much or as little of that period as he wishes. After Osborne signs this Agreement, Osborne has seven (7) days in which to revoke the Agreement. Any such revocation will not be effective unless Osborne delivers a written notice of such revocation to drkoop.com c/o Donald Hackett, President and CEO, 7000 North Mopac, Suite 400, Austin, Texas 78731, no later than the close of business on the seventh day after Osborne signs this Agreement.

10. drkoop.com does for itself and its directors, officers, employees, agents, attorneys, successors, predecessors, assigns, and affiliated companies, does hereby RELEASE and FOREVER DISCHARGE Osborne from any and all claims, actions, and causes of action of whatever kind or nature, which they, or any of them, may now have or ever may have had against Osborne whether known or unknown to them, such as may have arisen in whole or part at any time prior to or on the date of execution of this Agreement. This Release includes, but is not limited to, any claims arising out of any contract, express or implied, any covenant of good faith and fair dealing, express or implied, any tort (whether intentional or negligent, including claims arising out of the NEGLIGENCE OR GROSS NEGLIGENCE of any person released in this Agreement), and any federal, state, or other governmental statute, regulation, or ordinance of any kind whatsoever.

11. The parties hereto expressly PROMISE NOT TO SUE OR INSTITUTE OTHER LEGAL PROCEEDINGS on the basis of any claims, actions, or causes of action that are being released by this Agreement. Each party understands and agrees that if he or it breaches this promise and files a lawsuit or institutes other legal proceedings with any court or governmental agency, he or it will pay for all costs incurred by the released party or parties, or any of them, including attorneys' fees.

12. Each party hereto understands and agrees that by entering into this Agreement, neither Osborne nor drkoop.com is admitting any liability or wrongdoing. Rather, each party understands and agrees that this Agreement is merely to settle any differences between them arising out of Osborne's relationship with drkoop.com and the termination of that relationship.

13. Osborne agrees that he will not, directly or indirectly, in any individual or representative capacity whatsoever, make any statement, oral or written, or perform any act or omission which is or could be detrimental in any material respect to the reputation or goodwill of drkoop.com or any other person or entity released herein except as may be required by law, court order, government agency request or subpoena, or to defend himself in connection with a legal proceeding. Osborne further agrees he will not voluntarily participate in, or aid or encourage any other party in connection with, any lawsuit or proceeding of any kind brought or asserted by any person or entity against drkoop.com or any other person or entity released herein.

14. drkoop.com agrees that it will not make any statement, oral or written, or perform any act or omission which is or could be detrimental in any material respect to the reputation or goodwill of Osborne, except as may be required by law, court order, government agency request or subpoena, or to defend itself in connection with a legal proceeding. drkoop.com's obligations under this paragraph shall be limited to statements made by any officer who was an officer of drkoop.com at the time the statement was made. In response to inquiries from prospective employers, drkoop.com will provide a neutral letter of reference.

15. drkoop.com and Osborne agree that press releases regarding Osborne's resignation will be mutually acceptable.

16. Osborne hereby agrees that he is solely responsible for all federal, state, and local tax obligations, if any, including, but not limited to, all reporting and payment obligations that may arise as a consequence of this Agreement. Osborne acknowledges that drkoop.com and the other persons or entities released herein make no representations regarding the tax treatment or consequences of such benefit(s). Osborne agrees to indemnify and hold drkoop.com and the other persons or entities released herein, or any of them, harmless from and against any and all loss, cost, damage, or expense, including, without limitation, attorneys' fees, penalties or interest, incurred by drkoop.com and the other persons or entities released herein, or any of them, arising out of the tax treatment of the benefit(s) received by Osborne as a result of his employment with drkoop.com, his stock options, his services as a consultant, or this Agreement.

17. Osborne and drkoop.com agree that any dispute or claim relating to, arising from, or connected in any manner with this Agreement--except for claims concerning Osborne's promises regarding nondisclosure and return of confidential information, assignment of intellectual property, non-competition, and non-solicitation as set forth in Article V of the Employment Agreement--exclusively shall be resolved through final and binding arbitration. Claims concerning Osborne's promises regarding nondisclosure and return of confidential information, assignment of intellectual property, non-competition, and non-solicitation as set forth in Article V of the Employment Agreement may be submitted to arbitration upon mutual consent of the parties. The arbitration shall proceed in accord with the National Rules for the Resolution of Employment Disputes of the American Arbitration Association ("AAA") in effect at the time the claim or dispute arose, unless other rules are agreed upon by the parties. The arbitration shall be conducted in Austin, Texas, by one arbitrator who is a member of the AAA, unless the parties mutually agree otherwise. The arbitrator shall have jurisdiction to determine any claim, including the arbitrability of any claim, submitted to his or him. The arbitrator may grant any relief authorized by law for any properly established claim. Prior to the hearing, the AAA exclusively shall have the authority to determine and allocate filing and administrative fees and arbitrator's hearing and study fees between the parties. The arbitrator may reallocate the pre-hearing fees, costs, and expenses incurred by the parties in any final arbitration award in accordance with Paragraph 11. The interpretation and enforceability of this Paragraph of this Agreement exclusively shall be governed and construed in accord with the United States Federal Arbitration Act, 9 U.S.C. (S)1, et. seq.

18. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other agreements between the parties with respect to the subject matter hereof. No waiver, amendment, or modification of this Agreement shall be valid unless in writing and signed by each of the parties.

19. The provisions of this Agreement are severable. If any provision is held to be invalid or unenforceable, it shall not affect the validity or the enforceability of any other provision.

20. This Agreement shall be interpreted and enforced under the laws of the state of Texas.

                           [SIGNATURE PAGE FOLLOWS]

     OSBORNE UNDERSTANDS THAT HE HAS THE RIGHT TO DISCUSS ALL ASPECTS OF THIS AGREEMENT AND COMPLETE RELEASE ("AGREEMENT") WITH AN ATTORNEY OF HIS CHOICE. BY HIS SIGNATURE BELOW, OSBORNE AGREES THAT HE HAS EXERCISED THIS RIGHT TO THE EXTENT HE DESIRED, THAT HE HAD A SUFFICIENT PERIOD OF TIME TO REVIEW THIS AGREEMENT, THAT HE FULLY UNDERSTANDS THIS AGREEMENT, AND THAT THIS AGREEMENT IS MADE KNOWINGLY AND VOLUNTARILY.

     IN WITNESS THEREOF, the parties have affixed their signatures in the spaces provided on this 7th day of July, 2000.


drkoop.com, Inc.                        John Osborne, An Individual



BY: /s/ Donald W. Hackett               /s/ John Osborne
    ------------------------            --------------------------
    Donald W. Hackett
    President and Chief Executive Officer


STATE OF TEXAS      )
                    )  ss.
COUNTY OF TRAVIS    )

     BEFORE ME, the undersigned notary public, on this day personally appeared JOHN OSBORNE, known to me to be the person who executed the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

     GIVEN under my hand and seal of office, this 7th day of July, 2000.


                                   /s/ Bobbie Garrison
                                   -----------------------------
                                   Notary Public in and for the State of Texas

                                   EXHIBIT B

                           AMENDMENT TO JUNE 4, 1999
               DRKOOP.COM, INC. INCENTIVE STOCK OPTION AGREEMENT
                                FOR JOHN OSBORNE

          THIS AMENDMENT ("Amendment") is entered into by and between John Osborne ("Employee") and the Compensation Committee (the "Committee"), effective as of July 7, 2000, the date prior to the date Employee's employment with drkoop.com, Inc. (the "Company") is terminated (the "Effective Date").

          WHEREAS, Employee and the Company are parties to the drkoop.com, Inc. Incentive Stock Option Agreement with a date of grant of June 4, 1999 (the "Agreement"), granted pursuant to the 1999 Equity Participation Plan of drkoop.com, Inc. (the "Plan"); and

          WHEREAS, the Committee has been appointed pursuant to Section 10.1 of the Plan; and

          WHEREAS, pursuant to Section 5.3(a) of the Plan, the Committee may accelerate the period during which an option vests; and

          WHEREAS, the Committee and Employee now desire to amend the Agreement;

          NOW, THEREFORE, for and in consideration of the premises and the mutual benefits to the parties arising out of this Amendment, the receipt and sufficiency of which are hereby acknowledged by the parties, the Committee and Employee agree that the Agreement shall be amended as follows:

1. As of the Effective Date, Section 3 of the Agreement shall be amended by adding the following provision:

    Notwithstanding the foregoing, in the event that Optionee resigns from employment with the Company, all shares subject to this Option shall vest immediately and such Option shall be fully exercisable as of the expiration of the revocation right contained in the agreement between Optionee and the Company that governs such resignation.

2.  As amended hereby, the Agreement is ratified and reaffirmed.

3. Notwithstanding any provision in this Amendment to the contrary, in the event that Optionee exercises the revocation right contained in the agreement between Optionee and the Company that governs Optionee's resignation, this Amendment shall be null, void, and of no effect.

     EXECUTED this 7 day of July, 2000.

                                      SECRETARY FOR BOARD OF DIRECTORS MEETING


                                      /s/ Donald Hackett
                                      ----------------------------



                                      JOHN OSBORNE


                                      /s/ John Osborne
                                      ----------------------------

                                   EXHIBIT C

                          AMENDMENT TO APRIL 28, 2000
               DRKOOP.COM, INC. INCENTIVE STOCK OPTION AGREEMENT
                       FOR 50,000 SHARES TO JOHN OSBORNE

          THIS AMENDMENT ("Amendment") is entered into by and between John Osborne ("Employee") and the Compensation Committee (the "Committee"), effective as of July 7, 2000, the date prior to the date Employee's employment with drkoop.com, Inc. (the "Company") is terminated (the "Effective Date").

          WHEREAS, Employee and the Company are parties to the drkoop.com, Inc. Incentive Stock Option Agreement for 50,000 shares, with a date of grant of April 28, 2000, (the "Agreement") granted pursuant to the 1999 Equity Participation Plan of drkoop.com, Inc. (the "Plan"); and

          WHEREAS, the Committee has been appointed pursuant to Section 10.1 of the Plan; and

          WHEREAS, pursuant to Section 5.3(a) of the Plan, the Committee may accelerate the period during which an option vests; and

          WHEREAS, the Committee and Employee now desire to amend the Agreement;

          NOW, THEREFORE, for and in consideration of the premises and the mutual benefits to the parties arising out of this Amendment, the receipt and sufficiency of which are hereby acknowledged by the parties, the Company and Employee agree that the Agreement shall be amended as follows:

1. As of the Effective Date, Section 3 of the Agreement shall be amended by adding the following provision:

     Notwithstanding the foregoing, in the event that Optionee resigns from employment with the Company, all shares subject to this Option shall vest immediately and such Option shall be fully exercisable as of the expiration of the revocation right contained in the agreement between Optionee and the Company that governs such resignation.

2.   As amended hereby, the Agreement is ratified and reaffirmed.

3. Notwithstanding any provision in this Amendment to the contrary, in the event that Optionee exercises the revocation right contained in the agreement between Optionee and the Company that governs Optionee's resignation, this Amendment shall be null, void, and of no effect.

     EXECUTED this 7 day of July, 2000.


                              SECRETARY FOR BOARD OF DIRECTORS MEETING


                              /s/ Donald Hackett
                              ------------------



                              JOHN OSBORNE


                              /s/ John Osborne
                              ----------------

                                   EXHIBIT D

                          AMENDMENT TO APRIL 28, 2000
               DRKOOP.COM, INC. INCENTIVE STOCK OPTION AGREEMENT
                       FOR 24,000 SHARES TO JOHN OSBORNE

          THIS AMENDMENT ("Amendment") is entered into by and between John Osborne ("Employee") and the Compensation Committee (the "Committee"), effective as of July 7, 2000, the date prior to the date Employee's employment with drkoop.com, Inc. (the "Company") is terminated (the "Effective Date").

          WHEREAS, Employee and the Company are parties to the drkoop.com, Inc. Incentive Stock Option Agreement for 24,000 shares, with a date of grant of April 28, 2000, (the "Agreement") granted pursuant to the 1999 Equity Participation Plan of drkoop.com, Inc. (the "Plan"); and

          WHEREAS, the Committee has been appointed pursuant to Section 10.1 of the Plan; and

          WHEREAS, pursuant to Section 5.3(a) of the Plan, the Committee may accelerate the period during which an option vests; and

          WHEREAS, the Committee and Employee now desire to amend the Agreement;

          NOW, THEREFORE, for and in consideration of the premises and the mutual benefits to the parties arising out of this Amendment, the receipt and sufficiency of which are hereby acknowledged by the parties, the Company and Employee agree that the Agreement shall be amended as follows:

1. As of the Effective Date, Section 3 of the Agreement shall be amended by adding the following provision:

     Notwithstanding the foregoing, in the event that Optionee resigns from employment with the Company, all shares subject to this Option shall vest immediately and such Option shall be fully exercisable as of the expiration of the revocation right contained in the agreement between Optionee and the Company that governs such resignation.

2.   As amended hereby, the Agreement is ratified and reaffirmed.

3. Notwithstanding any provision in this Amendment to the contrary, in the event that Optionee exercises the revocation right contained in the agreement between Optionee and the Company that governs Optionee's resignation, this Amendment shall be null, void, and of no effect.

     EXECUTED this 7 day of July, 2000.

                              SECRETARY FOR BOARD OF DIRECTORS MEETING


                              /s/ Donald Hackett
                              ------------------



                              JOHN OSBORNE


                              /s/ John Osborne
                              ----------------

                                   EXHIBIT E

                           AMENDMENT TO JUNE 5, 2000
               DRKOOP.COM, INC. INCENTIVE STOCK OPTION AGREEMENT
                                TO JOHN OSBORNE

          THIS AMENDMENT ("Amendment") is entered into by and between John Osborne ("Employee") and the Compensation Committee (the "Committee"), effective as of July 7, 2000, the date prior to the date Employee's employment with drkoop.com, Inc. (the "Company") is terminated (the "Effective Date").

          WHEREAS, Employee and the Company are parties to the drkoop.com, Inc. Incentive Stock Option Agreement with a date of grant of June 5, 2000 (the "Agreement"), granted pursuant to the 1999 Equity Participation Plan of drkoop.com, Inc. (the "Plan"); and

          WHEREAS, the Committee has been appointed pursuant to Section 10.1 of the Plan; and

          WHEREAS, pursuant to Section 5.3(a) of the Plan, the Committee may accelerate the period during which an option vests; and

          WHEREAS, the Committee and Employee now desire to amend the Agreement;

          NOW, THEREFORE, for and in consideration of the premises and the mutual benefits to the parties arising out of this Amendment, the receipt and sufficiency of which are hereby acknowledged by the parties, the Company and Employee agree that the Agreement shall be amended as follows:

1. As of the Effective Date, the Agreement shall be amended by adding the following provision:

     Notwithstanding anything to the contrary herein, in the event that Optionee resigns from employment with the Company, all shares subject to this Option shall vest immediately and such Option shall be fully exercisable as of the expiration of the revocation right contained in the agreement between Optionee and the Company that governs such resignation.

2.   As amended hereby, the Agreement is ratified and reaffirmed.

3. Notwithstanding any provision in this Amendment to the contrary, in the event that Optionee exercises the revocation right contained in the agreement between Optionee and the Company that governs Optionee's resignation, this Amendment shall be null, void, and of no effect.

     EXECUTED this 7 day of July, 2000.

                              SECRETARY FOR BOARD OF DIRECTORS MEETING


                              /s/ Donald Hackett
                              ------------------



                              JOHN OSBORNE


                              /s/ John Osborne
                              ----------------

                                   EXHIBIT F
                              Consulting Agreement

          drkoop.com agrees to retain Osborne, and Osborne agrees to serve, as an independent contractor-consultant in the capacity of Acting Vice President of Marketing for a minimum period of 30 days following the Termination Effective Date (the "Consulting Period"). Osborne shall be compensated at the rate of $2,916.67 per week during the Consulting Period. Upon mutual written agreement, Osborne's service as an independent-contractor consultant may continue beyond the Consulting Period defined above.

          Osborne's duties shall be to advise drkoop.com's President and Chief Executive Officer and to carry out the instructions given and tasks delegated by the President and Chief Executive Officer to him. Osborne shall have no independent authority to bind or act on behalf of the company. Osborne understands and agrees that he shall in no sense be considered an employee of drkoop.com or any related entity while engaging in the activities provided for under this Consulting Agreement. In keeping with this independent contractor status, Osborne is free to control his methods of work, provided that Osborne continues to render his best efforts for drkoop.com under this Agreement.

          As a consequence of Osborne's independent contractor status, Osborne is not, under this Consulting Agreement, entitled to, or eligible to participate in, any benefits, privileges, incentives or bonus programs given or extended by drkoop.com to its employees. Among other things, Osborne shall have no claim against drkoop.com hereunder for vacation pay, sick leave, retirement benefits, social security, unemployment insurance benefits, or employee benefits of any kind.

          During the term of this Consulting Agreement, Osborne shall be bound by his promises regarding nondisclosure and return of confidential information, assignment of intellectual property, non-competition, and non-solicitation as set forth in Article V of the Employment Agreement as if he were still an employee of drkoop.com.

          drkoop.com may terminate this Consulting Agreement at any time and for any reason in its sole discretion; provided, however, that if it terminates the Consulting Agreement within the Consulting Period, it will pay Osborne $2,916.67 for each full week remaining in the Consulting Period and payment for any partial week shall be prorated. drkoop.com's termination of this Consulting Agreement for any reason at the end of or, in the event Osborne's service extends beyond the Consulting Period, following the Consulting Period shall not result in any further payment to Osborne.

          The Indemnification Agreement of May 24, 1999, by and between drkoop.com and Osborne shall continue in full force and effect during the term of this Consulting Agreement for Osborne's actions within the scope of his authority hereunder.